Exhibit 10.29

EXECUTION COPY

SECOND AMENDMENT TO CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 6, 2003, is by and among Ball Corporation, an Indiana corporation (“Company”), Ball European Holdings, Sarl, a corporation organized under the laws of Luxembourg (“European Holdco”), the financial institutions signatory hereto in their capacity as Lenders (as defined below) under the Credit Agreement (as defined below) and Deutsche Bank AG, New York Branch, as administrative agent for the Lenders (“Administrative Agent”).

W I T N E S S E T H:

        WHEREAS, Company, European Holdco, certain subsidiaries of Company (together with Company and European Holdco, “Borrowers”), certain financial institutions (the “Lenders”) and Administrative Agent are parties to that certain Credit Agreement dated as of December 19, 2002 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have provided to Borrowers credit facilities and other financial accommodations; and

        WHEREAS, Borrowers desire to create a new class of Term B1 Dollar Loans under the Credit Agreement having the same rights and obligations as the Term B Dollar Loans under the Loan Documents as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby; and

        WHEREAS, subject to the terms hereof, each Term B Dollar Lender who executes and delivers this Amendment shall be deemed, upon effectiveness of this Amendment, to have exchanged its Term B Dollar Loan for a Term B1 Dollar Commitment and Term B1 Dollar Loan in the principal amount of such Lender’s Term B Dollar Loan immediately prior to the effectiveness of this Amendment and such Lender shall thereafter become a Term B1 Dollar Lender rather than a Term B Dollar Lender; and

        WHEREAS, each Person who executes and delivers this Amendment as an Additional Term B1 Dollar Lender will make Term B1 Dollar Loans on the effective date of this Amendment to the Company, the proceeds of which will be used by the Company to repay in full the outstanding principal amount of Term B Dollar Loans of Term B Dollar Lenders who do not consent to the exchange of their Term B Dollar Loans for Term B1 Dollar Loans; and

        WHEREAS, Borrowers shall pay to each Term B Dollar Lender all accrued and unpaid interest on its Term B Dollar Loans to the date of effectiveness of this Amendment on such date of effectiveness;

        WHEREAS, Borrowers have requested that Administrative Agent and the Lenders amend the Credit Agreement in certain respects as set forth herein and the Lenders and Administrative Agent are agreeable to the same, subject to the terms and conditions hereof.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Defined Terms. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

2.     Amendments to Credit Agreement. The Credit Agreement is, as of the Second Amendment Effective Date, hereby amended as follows:

(a)     Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in alphabetical order therein:

        “Additional Term B1 Dollar Commitment” means, with respect to an Additional Term B1 Dollar Lender, the commitment of such Additional Term B1 Dollar Lender to make Additional Term B1 Dollar Loans on the Second Amendment Effective Date, in the amount in Dollars set forth on Schedule 1.1(a) to the Second Amendment. The aggregate amount of the Additional Term B1 Dollar Commitments shall not be less than the outstanding principal amount of Term B Dollar Loans of Lenders who are not Consenting Term B Dollar Lenders.

        “Additional Term B1 Dollar Lender” means a Person with an Additional Term B1 Dollar Commitment to make Additional Term B1 Dollar Loans to the Company on the Second Amendment Effective Date.

        “Additional Term B1 Dollar Loan” means a Loan in Dollars made pursuant to Section 2.1(a)(iv)(B) on the Second Amendment Effective Date.

        “Consenting Term B Dollar Lender” means each Term B Dollar Lender who has executed and delivered the Second Amendment on or prior to the Second Amendment Effective Date but shall not include any Term B Dollar Lender who notifies the Administrative Agent in writing in connection with the delivery of such signature page that it does not consent to the exchange of its Term B Dollar Loans for Term B1 Dollar Loans.

        “Scheduled Term B1 Dollar Repayments” means, with respect to the principal payments on the Term B1 Dollar Loans for each date set forth below, the Dollar amount set forth opposite thereto, as reduced from time to time pursuant to Sections 4.3 and 4.4:

Date	Scheduled Term B1 Dollar Repayment
December 31, 2003	$ 471,977.33
March 31, 2004	$ 471,977.33
June 30, 2004	$ 471,977.33
September 30, 2004	$ 471,977.33
December 31, 2004	$ 471,977.33
March 31, 2005	$ 471,977.33
June 30, 2005	$ 471,977.33
September 30, 2005	$ 471,977.33
December 31, 2005	$ 471,977.33
March 31, 2006	$ 471,977.33
June 30, 2006	$ 471,977.33
September 30, 2006	$ 471,977.33
December 31, 2006	$ 471,977.33
March 31, 2007	$ 471,977.33
June 30, 2007	$ 471,977.33
September 30, 2007	$ 471,977.33
December 31, 2007	$ 471,977.33
March 31, 2008	$ 471,977.33
June 30, 2008	$ 471,977.33
September 30, 2008	$ 471,977.33
December 31, 2008	$ 471,977.33
March 31, 2009	$ 471,977.33
June 30, 2009	$ 471,977.33
September 30, 2009	$ 471,977.33
Term B1 Dollar Loan Maturity Date	$176,047,544.08

        “Second Amendment” means the Second Amendment to Credit Agreement dated as of November 6, 2003 by and among Company, European Holdco, the Lenders signatory thereto and Administrative Agent.

        “Second Amendment Effective Date” has the meaning set forth in the Second Amendment.

        “Term B1 Dollar Commitment” means, with respect to a Consenting Term B Dollar Lender, the agreement of such Term B Dollar Lender to exchange its Term B Dollar Loans for an equal aggregate principal amount of Term B1 Dollar Loans on the Second Amendment Effective Date pursuant to Section 2.1(a)(iv) hereof, as evidenced by such Term B Dollar Lender executing and delivering the Second Amendment.

        “Term B1 Dollar Lender” means, collectively, (i) each Consenting Term B Dollar Lender and (ii) each Additional Term B1 Dollar Lender or any Lender which is owed a Term B1 Dollar Loan (or portion thereof).

        “Term B1 Dollar Loan” and “Term B1 Dollar Loans” means a Loan or Loans, as the context may require, in Dollars made or deemed made on the Second Amendment Effective Date pursuant to Section 2.1(a)(iv)(A) or (B).

        “Term B1 Dollar Loan Maturity Date” means the earlier to occur of (i) December 19, 2009 or (ii) the 2008 Subordinated Note Acceleration Date, if the 2008 Subordinated Notes have not been refinanced in full with Permitted Refinancing Indebtedness by such date.

        “Term B1 Dollar Note” and “Term B1 Dollar Notes” have the meanings assigned to those terms in Section 2.2(a).

(b)     Section 1.1 of the Credit Agreement is further amended by deleting the definition of “Applicable Base Rate Margin” therein in its entirety and replacing it with the following new definition:

        “Applicable Base Rate Margin” means at any date, (i) with respect to Multicurrency Revolving Loans, the applicable percentage set forth in the following table under the column Applicable Base Rate Margin for Multicurrency Revolving Loans opposite the Most Recent Leverage Ratio as of such date and (ii) with respect to Term B1 Dollar Loans, the applicable percentage set forth in the following table under the column Applicable Base Rate Margin for Term B1 Dollar Loans opposite the Most Recent Leverage Ratio as of such date:

Most Recent Leverage Ratio	Applicable Base Rate Margin for Multicurrency Revolving Loans	Applicable Base Rate Margin for Term B1 Dollar Loans

Less than 2.0 to 1	0.25%	1.00%

Equal to or greater than 2.0 to 1 but	0.50%	1.00%
less than 2.5 to 1

Equal to or greater than 2.5 to 1 but	0.75%	1.00%
less than 3.0 to 1

Equal to or greater than 3.0 to 1	1.00%	1.00%

;provided, that the Applicable Base Rate Margin for Term B1 Dollar Loans shall equal 1.25% at any time the Most Recent Leverage Ratio is equal to or greater than 3.5 to 1.

(c)     Section 1.1 of the Credit Agreement is further amended by deleting the definition of “Applicable Eurocurrency Margin” therein in its entirety and replacing it with the following new definition:

        “Applicable Eurocurrency Margin” means at any date, (i) with respect to Multicurrency Revolving Loans and Term A Loans, the applicable percentage set forth in the following table under the column Applicable Eurocurrency Margin for Multicurrency Revolving Loans and Term A Loans opposite the Most Recent Leverage Ratio on such date, (ii) with respect to Term B Euro Loans, the applicable percentage set forth in the following table under the column Applicable Eurocurrency Margin for Term B Euro Loans opposite the Most Recent Leverage Ratio on such date and (iii) with respect to Term B1 Dollar Loans, the applicable percentage set forth in the following table under the column Applicable Eurocurrency Margin for Term B1 Dollar Loans opposite the Most Recent Leverage Ratio as of such date:

Most Recent Leverage Ratio	Applicable Eurocurrency Margin for Multicurrency Revolving Loans and Term A Loans	Applicable Eurocurrency Margin For Term B Euro Loans	Applicable Eurocurrency Margin For Term B1 Dollar Loans

Less than 2.0 to 1	1.25%	2.50%	1.75%

Equal to or greater than 2.0 to 1 but less than 2.5 to 1	1.50%	2.50%	1.75%

Equal to or greater than 2.5 to 1 but less than 3.0 to 1	1.75%	2.50%	1.75%

Equal to or greater than 3.0 to 1	2.00%	2.50%	1.75%

;provided, that the Applicable Eurocurrency Margin for Term B1 Dollar Loans shall equal 2.00% at any time the Most Recent Leverage Ratio is equal to or greater than 3.5 to 1.

(d)     Section 1.1 of the Credit Agreement is further amended by amending and restating the definition of “Lenders” to read as follows:

        “Lender” and “Lenders” have the respective meanings assigned to those terms in the introduction to this Agreement and shall include any Person that becomes a “Lender” as contemplated by the Second Amendment or Section 12.8.

(e)     A new Section 2.1(a)(iv) is hereby added to the Credit Agreement to read as follows:

    “(iv)        Term B1 Dollar Loans.

    (A)        Subject to the terms and conditions of the Second Amendment, each Consenting Term B Dollar Lender severally agrees to exchange the principal amount of its Term B Dollar Loan outstanding immediately prior to the effectiveness of the Second Amendment for a like principal amount in Dollars of Term B1 Dollar Loans on the Second Amendment Effective Date.

    (B)        Subject to the terms and conditions hereof, each Additional Term B1 Dollar Lender severally agrees to make Additional Term B1 Dollar Loans in Dollars to the Company on the Second Amendment Effective Date in a principal amount not to exceed its Additional Term B1 Dollar Commitment on the Second Amendment Effective Date. The Company shall use the gross proceeds of the Additional Term B1 Dollar Loans to prepay the remaining Term B Dollar Loans which will consist of the Loans of any Term B Dollar Lender who is not a Consenting Term B Dollar Lender.

    (C)        The Company shall pay all accrued and unpaid interest and all other amounts then due and payable under the Credit Agreement with respect to the Term B Dollar Loans of the Term B Dollar Lenders who are not Consenting Lenders on the Second Amendment Effective Date.

    (D)        The Term B1 Dollar Loans shall have the same terms as the Term B Dollar Loans as set forth in the Credit Agreement and Loan Documents, except as modified by the Second Amendment. The Additional Term B1 Dollar Loans (i) shall be incurred by Company pursuant to a single drawing, which shall be on the Second Amendment Effective Date, (ii) shall be denominated in Dollars, and (iii) shall be made as Loans of the same Type and Interest Period as was in effect with respect to the Term B Dollar Loans prior to the conversion or repayment as contemplated hereby. Each Additional Term B1 Dollar Lender’s Additional Term B1 Dollar Commitment shall expire immediately and without further action on the Second Amendment Effective Date if the Additional Term B1 Dollar Loans are not made on such date and shall terminate in their entirety on the Second Amendment Effective Date after giving effect to the Borrowing of such Loans on such date. No amount of a Term B1 Dollar Loan which is repaid or prepaid by Company may be reborrowed hereunder. For avoidance of doubt, the Term B1 Dollar Loans (and all principal, interest and other amounts in respect thereof), will constitute “Obligations” under the Credit Agreement and Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term B Dollar Loans which shall cease to be outstanding following the exchange or prepayment in full of such Loans as contemplated hereby.

(f)     Section 2.2(a) of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (6) thereof and by adding the following new clause (7):

“and (7) if Term B1 Dollar Loans, by a promissory note (each, a “Term B1 Dollar Note” and, collectively, the “Term B1 Dollar Notes”) duly executed and delivered by Company substantially in the form of Exhibit 2.2(a)(7) hereto, with blanks appropriately completed in conformity herewith.”

(g)     Section 2.9 of the Credit Agreement is hereby amended by replacing the reference therein to “Term B Dollar Loans” and “Term B Dollar Lenders” to “Term B1 Dollar Loans” and “Term B1 Dollar Lenders”, respectively.

(h)     Section 4.3(d) is hereby amended by adding the following proviso to the end of such section:

        “provided, further, that Term B Dollar Lenders who are not Consenting Lenders may be prepaid pursuant to Section 2.1(a)(iv)(B);"

(i)     Section 4.4(c) of the Credit Agreement is hereby amended by adding the words “and Term B1" after the words “Term B” in the heading thereof and by adding the following sentence to the end thereof:

“Company shall cause to be paid Scheduled Term B1 Dollar Repayments on the Term B1 Dollar Loans until the Term B1 Dollar Loans are paid in full in the amounts and at the times specified in the definition of Scheduled Term B1 Dollar Repayments to the extent that prepayments have not previously been applied to such Scheduled Term B1 Dollar Repayments (and such Scheduled Term B1 Dollar Repayments have not otherwise been reduced) pursuant to the terms hereof.”

(j)     Schedule 1.1(a) of the Credit Agreement is hereby amended by adding thereto the information set forth on Schedule 1.1(a) attached to this Second Amendment.

(k)     The Credit Agreement is hereby amended by adding a new Exhibit 2.2(a)(7) in the form of Exhibit 2.2(a)(7) attached to this Second Amendment.

3.     Representations and Warranties. In order to induce Administrative Agent and the Lenders to enter into this Amendment, each of Company and European Holdco hereby represents and warrants to Administrative Agent and the Lenders, in each case after giving effect to this Amendment, as follows:

(a)     Each of Company and European Holdco has the right, power and capacity and has been duly authorized and empowered by all requisite corporate or limited liability company and shareholder or member action to enter into, execute, deliver and perform this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

(b)     This Amendment constitutes each of Company’s and European Holdco’s legal, valid and binding obligation, enforceable against it, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

(c)     The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Second Amendment Effective Date as though made on and as of the Second Amendment Effective Date (except to the extent expressly made as of a specified date, in which event such representation and warranty is true and correct in all material respects as of such specified date).

(d)     Each of Company’s and European Holdco’s execution, delivery and performance of this Amendment do not and will not violate its articles or certificate of incorporation, by-laws or other Organizational Documents, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision to which it is a party or to which it or any of its property is subject.

(e)     No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by Company, European Holdco or any other Credit Party of this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

(f)     No Event of Default or Unmatured Event of Default exists under the Credit Agreement or would exist after giving effect to this Amendment.

4.     Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) each of the following conditions precedent is satisfied:

(a)     Execution and Delivery of Amendment. Administrative Agent (or its counsel) shall have received from (A) Lenders constituting (i) the Required Lenders and (ii) each Term B Dollar Lender, or in lieu of one or more Term B Dollar Lenders, one or more Additional Term B1 Dollar Lenders providing Additional Term B1 Dollar Commitments in an amount sufficient to repay all of the principal of the Term B Dollar Loans owed to Lenders who are not Consenting Term B Dollar Lenders, and (B) Borrowers, either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)     Execution and Delivery of Officer’s Certificate. Administrative Agent shall have received a certificate of a Responsible Officer of Company and European Holdco in the form of Exhibit A attached hereto.

(c)     Reaffirmation of Guaranty. Administrative Agent shall have received a Reaffirmation of Guaranty executed by a Responsible Officer of each of European Holdings and the Guarantors which are Domestic Subsidiaries in the form of Exhibit B attached hereto.

(d)     Notice of Borrowing. The Company shall have provided Administrative Agent with a Notice of Borrowing two (2) Business Days prior to the Second Amendment Effective Date with respect to the borrowing of Term B1 Dollar Loans on the Second Amendment Effective Date.

(e)     Interest. The Company shall have paid to all Term B Dollar Lenders simultaneously with the making of the Term B1 Dollar Loans hereunder all accrued and unpaid interest on the Term B Dollar Loans to the Second Amendment Effective Date.

(f)     Payment of Fees. Company shall have paid in full to Administrative Agent all fees due and payable pursuant to the Fee Letter of even date hereof between Company and Administrative Agent.

(g)     Representations and Warranties. The representations and warranties of Company, European Holdco and the other Credit Parties contained in this Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Second Amendment Effective Date, with the same effect as though made on such date (except to the extent expressly made as of a specified date, in which event such representation and warranty is true and correct in all material respects as of such specified date).

(h)     No Defaults. No Unmatured Event of Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

5.     Miscellaneous. The parties hereto hereby further agree as follows:

(a)     Costs, Expenses and Taxes. Company hereby agrees to pay all reasonable fees, costs and expenses of Administrative Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to Administrative Agent.

(b)     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

(c)     Headings. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

(d)     Integration. This Amendment and the Credit Agreement (as amended hereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

(e)     Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

(f)     Binding Effect. This Amendment shall be binding upon, and inure to the benefit of, Borrowers, Administrative Agent, the Lenders and their respective successors and assigns; provided, however, that no Borrower may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Lenders.

(g)     Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Lenders or Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the Second Amendment Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. Company and European Holdco acknowledge and agree that this Amendment constitutes a “Loan Document” for purposes of the Credit Agreement, including, without limitation, Section 10.1 of the Credit Agreement. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 12.1 of the Credit Agreement.

(h)     Reaffirmation of Guaranty. Company undertakes to deliver to Administrative Agent, on or before November 15, 2003, a Reaffirmation of Guaranty executed by a Responsible Officer of each of the Guarantors which are Foreign Subsidiaries in substantially the form of Exhibit B attached hereto.

(i)     Term B1 Dollar Lenders. Company, European Holdco, Administrative Agent and the Required Lenders acknowledge that each lender signatory hereto that is not heretofore a “Lender” under the Credit Agreement, subject to all the terms contained therein, shall, upon the Second Amendment Effective Date, become a “Lender” under the Credit Agreement by its execution and delivery hereof. Each lender signatory hereto that is not heretofore a “Lender” under the Credit Agreement agrees to perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by a Lender.

[Signature Page Follows]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BALL CORPORATION By: —————————————— Name: —————————————— Title: ——————————————

BALL EUROPEAN HOLDINGS, SARL By: —————————————— Name: —————————————— Title: ——————————————

DEUTSCHE BANK AG, NEW YORK BRANCH, in its individual capacity and as Administrative Agent By: —————————————— Name: —————————————— Title: ——————————————

By: —————————————— Name: —————————————— Title: ——————————————

DEUTSCHE BANK AG, CANADA BRANCH By: —————————————— Name: —————————————— Title: ——————————————

By: —————————————— Name: —————————————— Title: ——————————————

[Name of Lending Institution] By: —————————————— Name: —————————————— Title: ——————————————

EXHIBIT A

CERTIFICATE OF OFFICER

I, the undersigned, the Insert Title of Ball Corporation (“Company”), and Insert Title of Ball European Holdings, Sarl (“European Holdco”), in accordance with Section 4(b) of that certain Second Amendment to Credit Agreement dated as of November 6, 2003 (the “Agreement”) among Company, European Holdco, the financial institutions signatory thereto as Lenders and Deutsche Bank AG, New York Branch, as Administrative Agent for the Lenders, do hereby certify on behalf of Company and European Holdco, the following:

1.	The representations and warranties set forth in Section 3 of the Agreement are true and correct in all material respects as of the date hereof except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties were true and correct in all material respects as of such specified date;

2.	No Event of Default or Unmatured Event of Default (except as otherwise expressly waived by the Agreement) has occurred and is continuing after giving effect to the Agreement; and

3.	The conditions of Section 4 of the Agreement have been fully satisfied.

        Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Agreement.

[signature page follows]

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered on behalf of Company and European Holdco this Certificate of Officer on this 6th day of November, 2003.

BALL CORPORATION	BALL EUROPEAN HOLDINGS, SARL
By: ——————————————	By: ——————————————
Name: ——————————————	Name: ——————————————
Title: ——————————————	Title: ——————————————

EXHIBIT B

REAFFIRMATION OF GUARANTY

        Each of the undersigned acknowledges receipt of a copy of the Second Amendment to Credit Agreement (the “Agreement”; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement) dated as of November 6, 2003, by and among Ball Corporation (“Company”), Ball European Holdings, Sarl (“European Holdco”), the financial institutions signatory thereto as Lenders and Deutsche Bank AG, New York Branch as Administrative Agent for the Lenders, consents to such Agreement and each of the transactions referenced in the Agreement and hereby reaffirms its obligations under any Guaranty to which it is a party, including its guaranty of obligations in respect of the Term B1 Dollar Loans.

Dated as of November 6, 2003.

BALL AEROSPACE & TECHNOLOGIES CORP.
BALL METAL BEVERAGE CONTAINER CORP.
BALL METAL FOOD CONTAINER CORP.
BALL PACKAGING CORP.
BALL PLASTIC CONTAINER CORP.
BALL TECHNOLOGIES HOLDINGS CORP.
BALL ASIA SERVICES LIMITED
BALL GLASS CONTAINER CORPORATION
BALL HOLDINGS CORP.
BG HOLDINGS I, INC.
BG HOLDINGS II, INC.
BALL TECHNOLOGY SERVICES CORPORATION
EFRATOM HOLDING, INC.
LATAS DE ALUMINIO BALL, INC.
BALL METAL PACKAGING SALES CORP.

By:
——————————————
Name: Scott C. Morrison
Title: Vice President

BALL PAN-EUROPEAN HOLDINGS, INC. By: —————————————— Name: Charles E. Baker Title: Assistant Secretary

BALL (FRANCE) HOLDINGS SAS By: —————————————— Name: Title:

BALL (FRANCE) INVESTMENT HOLDINGS SAS By: —————————————— Name: Title:

BALL PACKAGING EUROPE BIERNE SAS By: —————————————— Name: Title:

BALL PACKAGING EUROPE LA CIOTAT SAS By: —————————————— Name: Title:

BALL (GERMANY) GMBH By: —————————————— Name: Title:

BALL (GERMANY) KG By: —————————————— Name: Title:

BALL PACKAGING EUROPE GMBH By: —————————————— Name: Title:

BALL PACKAGING EUROPE HERMSDORF GMBH By: —————————————— Name: Title:

BALL (LUXEMBOURG) FINANCE S.A.R.L. By: —————————————— Name: Title:

BALL EUROPEAN HOLDINGS SARL By: —————————————— Name: Title:

BALL HOLDINGS S.A.R.L. By: —————————————— Name: Title:

BALL INVESTMENT HOLDINGS, S.A.R.L. By: —————————————— Name: Title:

BALL PACKAGING EUROPE HOLDING LIMITED By: —————————————— Name: Title:

BALL PACKAGING EUROPE UK LIMITED By: —————————————— Name: Title:

BALL NORTH AMERICA, INC. By: —————————————— Name: Title:

Exhibit 2.2(a)(7)

FORM OF
TERM B1 DOLLAR NOTE

$________________                                                                                                                                                                                                                                                       New York, New York

__________,_____

        FOR VALUE RECEIVED, the undersigned, Ball Corporation, an Indiana corporation (“Borrower”), hereby unconditionally promises to pay to the order of ____________________ (the “Lender”) at the office of Deutsche Bank AG, New York Branch located at 90 Hudson Street, 5th Floor, Jersey City, New Jersey 07302, in lawful money of the United States of America and in immediately available funds on the Term B1 Dollar Loan Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of _______________ DOLLARS ($_____________) or, if less, the then unpaid principal amount of all Term B1 Dollar Loans (as defined in the Credit Agreement) made by the Lender to Borrower pursuant to Section 2.1(a)(iv) of the Credit Agreement, payable at such times and in such amounts as are specified in the Credit Agreement. Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, Articles III and IV of the Credit Agreement.

        This Note is one of the Term B1 Dollar Notes referred to in the Credit Agreement dated as of December 19, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, Ball European Holdings, Sarl, a corporation organized under the laws of Luxembourg, Ball Packaging Products Canada Corp., a company organized under the laws of the Province of Nova Scotia, each Subsidiary Borrower (as defined therein), the financial institutions from time to time party thereto, The Bank of Nova Scotia, as Canadian administrative agent and Deutsche Bank AG, New York Branch, as administrative agent, and is entitled to the benefits thereof and of the other Loan Documents (as defined in the Credit Agreement). As provided in the Credit Agreement, this Note is subject to optional and mandatory prepayment prior to the Term B1 Dollar Loan Maturity Date, in whole or in part. Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein.

        Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable, all as provided therein.

        All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

        THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

BALL CORPORATION By: —————————————— Name: —————————————— Title: ——————————————